                                 SIXTH AMENDMENT

               SIXTH AMENDMENT (this "AMENDMENT"), dated as of November 16,
1993 by and among UNITED ASSET MANAGEMENT CORPORATION (the "COMPANY"), UAM REALTY ADVISORS INVESTMENT CORPORATION, DEWEY SQUARE INVESTORS CORPORATION, UNITED ASSET MANAGEMENT HOLDINGS, INC., UNITED ASSET MANAGEMENT TRADEMARK, INC., UAM INVESTMENT CORPORATION, HEITMAN FINANCIAL LTD., MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), THE FIRST NATIONAL BANK OF BOSTON ("BKB"), CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais New York"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH ("Credit Lyonnais Cayman Island"), MELLON BANK, N.A. ("Mellon"), CHEMICAL BANK ("Chemical"), THE DAIWA BANK, LIMITED ("Daiwa"), BANK HAPOALIM B.M. ("Bank Hapoalim"), SHAWMUT BANK, N.A. ("Shawmut"), MARYLAND NATIONAL BANK ("MNB"), BROWN BROTHERS HARRIMAN & CO. ("BBH"), DEUTSCHE BANK A.G. NEW YORK BRANCH/CAYMAN ISLANDS BRANCH ("Deutsche Bank"); Morgan, BKB, Credit Lyonnais New York, Credit Lyonnais Cayman Island, Chemical, Mellon, Daiwa, Bank Hapoalim, Shawmut, MNB, BBH and Deutsche Bank, each, a "Bank", and collectively, the "Banks"), MORGAN, as Agent (the "Agent"), and BKB, as Collateral Agent (the "Collateral Agent").

                                    RECITALS:
   A. The Company, the Banks, the Agent and the Collateral Agent are parties to the Credit Agreement dated as of May 18, 1992 (as amended by the First Amendment dated as of October 8, 1992, the Second Amendment dated as of November 25, 1992, the Third Amendment dated as of December 1, 1992, the Fourth Amendment dated as of January 8, 1993 and the Fifth Amendment dated as of August 25, 1993, and as supplemented by (i) an Addendum dated as of June 24, 1992 among Bank Hapoalim, the Company and the Agent, (ii) an Addendum dated as of June 25, 1992 among Daiwa, the Company and the Agent, (iii) an Addendum dated as of March 12, 1993 among Deutsche Bank, the Company, the Agent and the Collateral Agent and (iv) a consent letter, dated May 19, 1993 among the Company and the Banks, the "CREDIT AGREEMENT").
   B. The Company proposes to make an offer to acquire all of the capital stock of Murray Johnstone Holdings Limited, a company incorporated in Scotland ("Murray Johnstone"), which capital stock, when acquired, will be contributed by the Company to its wholly-owned subsidiary, United Asset Management U.K. Holdings, Inc., a Delaware corporation ("UAM U.K. Holdings") (all of the foregoing is hereinafter referred to as the "Murray Johnstone Acquisition").
   C. Murray Johnstone and its Subsidiaries currently have investments which will remain outstanding and in existence following the Murray Johnstone Acquisition.

   D. The Company has requested that the Credit Agreement be amended (i) to permit such investments of Murray Johnstone and its Subsidiaries, (ii) to provide for the pledge by UAM U.K. Holdings of up to sixty-five percent (65%) of the outstanding capital stock of Murray Johnstone to the Collateral Agent, (iii) to exempt the Subsidiaries of Murray Johnstone from the requirement that the capital stock of such Subsidiaries be pledged to the Collateral Agent, and (iv) to effect certain other amendments to the Credit Agreement, all as more particularly set forth herein.
   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   AMENDMENTS
   Section 1.1. DEFINITIONS INCORPORATED. Unless the context requires otherwise, all capitalized terms used in this Amendment without definition shall have the meanings provided therefor in the Credit Agreement as herein amended.
   Section 1.2.  AMENDMENTS.
        (a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in their proper alphabetical order:
        "UAM U.K. HOLDINGS". United Asset Management U.K. Holdings, Inc., a Delaware corporation and a Subsidiary of the Company.

        "MURRAY JOHNSTONE". Murray Johnstone Holdings Limited, a company incorporated in Scotland and a Subsidiary of the Company

        "UAM U.K. HOLDINGS GUARANTY". The UAM U.K. Holdings Guaranty, dated as of November 16, 1993, made by UAM U.K. Holdings in favor of the Beneficiaries named therein, as the same may be amended, supplemented or otherwise modified from time to time.

        "UAM U.K. HOLDINGS PLEDGE AGREEMENT". The UAM U.K. Holdings Pledge Agreement, dated as of November 17, 1993, made by UAM U.K. Holdings in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

        (b) The definition of "Collateral" contained in Section 1.1 of the Credit Agreement is hereby amended to insert the phrase ", the UAM U.K. Holdings Pledge Agreement" immediately following the phrase "the Heitman Pledge Agreement".
        (c) The definition of "Guaranty Subsidiaries" contained in Section 1.1 of the Credit Agreement is hereby amended to insert the phrase ", UAM U.K. Holdings" immediately following the term "Heitman".
        (d) The definition of "Loan Documents" contained in Section 1.1 of the Credit Agreement is hereby amended to insert the phrase ", the UAM U.K. Holdings Guaranty" immediately following the phrase "the Heitman Guaranty".
        (e) The definition of the term "Pledged Stock" contained in Section 1.1 of the Credit Agreement is hereby amended (i) to add the phrase ", UAM U.K. Holdings" immediately following the term "Heitman" and (ii) to add the phrase ", the UAM U.K. Holdings Pledge Agreement" immediately following the phrase "the Heitman Pledge Agreement".

        (f)  The definition of the term "Security Documents" contained in
Section 1.1 of the Credit Agreement is hereby amended to add the phrase ", the UAM U.K. Holdings Pledge Agreement" immediately following the phrase "the Heitman Pledge Agreement".
        (g) Clause (ii) of the definition of "Subordinated Indebtedness" is hereby amended to read in its entirety as follows:
        "(ii) all future Indebtedness incurred by the Company which Indebtedness is specifically subordinated to the payment in full of all Obligations to the Banks pursuant to documentation substantially in the form of Exhibit W hereto or otherwise on terms and conditions satisfactory to the Required Banks."

        (h) Subsection (a) of Section 3.16 of the Credit Agreement is hereby amended to (i) add the phrase ", the UAM U.K. Holdings Pledge Agreement" immediately following the phrase "the Heitman Pledge Agreement" and (ii) to add the phrase ", UAM U.K. Holdings" immediately following the term "Heitman".
        (i) Section 5.1 of the Credit Agreement is hereby amended to (i) delete the word "and" appearing at the end of clause (h) of such Section, (ii) to delete the period at the end of clause (i) of such Section and replace it with a comma and the word "and", and (iii) to add the following new clause (j) to such
Section:
        "(j) without limiting clauses (a) through (i) of this Section 5.1, as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, audited consolidated accounts for Murray Johnstone and its Subsidiaries prepared in accordance with generally accepted accounting principles in the U.K. in effect from time to time as at the end of such fiscal year."

        (j) Section 5.13 of the Credit Agreement is hereby amended to delete the amount of "$14,000,000" contained therein and to replace it with the amount "$20,000,000".
        (k) Section 5.17 of the Credit Agreement is hereby amended (i) to delete the word "and" appearing at the end of clause (vi) of such Section, (ii) to delete the period at the end of clause (vii) of such Section and replace it with a comma and the word "and", and (iii) to add the following new clause
(viii) to such Section:
                 "(viii) such investments (in addition to those permitted
                         investments set forth herein) as shall be made by Murray Johnstone and its Subsidiaries which investments do not at any time have an aggregate value in accordance with generally accepted accounting principles in the U.K. in effect from time to time in excess of 15,000,000 english pounds sterling."

        (l) Subsection (c) of Section 5.22 of the Credit Agreement is hereby amended to delete the first two sentences of such Subsection and to replace such deleted sentences with the following:
                 "Notwithstanding anything to the contrary contained in Subsection (b) above, provided no Default or Event of Default has occurred or shall be continuing, (i) the Company shall not be obligated to cause the pledge of the capital stock of any Subsidiary identified as a "Heitman Exempted Subsidiary" on Exhibit P, (ii) the Company shall not be obligated to cause the pledge of the capital stock of any Subsidiary identified as a "Murray Johnstone Exempted Subsidiary" on Exhibit P, (iii) UAM U.K. Holdings shall not be obligated to pledge more than sixty-five percent (65%) of the issued and outstanding capital stock of Murray Johnstone, and (iv) subject to the last sentence of this Subsection (c), the Company shall not be obligated to cause the pledge of the capital stock of any Subsidiary acquired by a Subsidiary of the Company if the consolidated revenues (calculated in accordance with GAAP) of the acquired Subsidiary and its Subsidiaries for the four (4) consecutive full fiscal quarters immediately prior to the acquisition of such Subsidiaries shall not have exceeded $500,000 in the aggregate. For purposes of this Subsection (c), any such Subsidiary the capital stock of which has not been pledged as allowed by this provision (including, without limitation, the Subsidiaries identified on Exhibit P as "Exempted Subsidiaries" but excluding the Subsidiaries identified on Exhibit P as "Heitman Exempted Subsidiaries" and "Murray Johnstone Exempted Subsidiaries") shall be referred to as an "Exempted Subsidiary"."

        (m) Exhibit P to the Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit A hereto.
        (n) The Credit Agreement is hereby amended to add a new Exhibit W thereto in the form attached hereto as Exhibit B.
        (o) Schedule A to the Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit C hereto.
        (p) Schedule A to the Subsidiaries Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit D hereto.

   Section 1.3. CONDITIONS TO EFFECTIVENESS. The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:
        (a) The Agent shall have received counterparts of this Amendment, duly executed on behalf of each of the parties hereto;

        (b) The Agent shall have received counterparts of each of the UAM U.K. Holdings Guaranty and the UAM U.K. Holdings Pledge Agreement, in substantially the forms of Exhibit E and Exhibit F, respectively, hereto, duly executed on behalf of UAM U.K. Holdings;

        (c) The Agent shall have received certified copies of the resolutions of the Board of Directors of UAM U.K. Holdings approving the UAM U.K. Holdings Guaranty and the UAM U.K. Holdings Pledge Agreement, and of all other documents, if any, evidencing corporate action and/or governmental authorization or approval with respect to the UAM U.K. Holdings Guaranty or the UAM U.K. Holdings Pledge Agreement;

        (d) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of UAM U.K. Holdings certifying the name, title and true signature of each officer of UAM U.K. Holdings authorized to execute the UAM U.K. Holdings Guaranty and the UAM U.K. Holdings Pledge Agreement;

        (e) The Agent shall have received (i) a copy of the Certificate of Incorporation of UAM U.K. Holdings, as amended through the date hereof, certified by the Secretary of State of Delaware; (ii) a long-form good standing certificate for UAM U.K. Holdings from the Secretary of State of Delaware; (iii) long-form good standing certificates from the Secretaries of State of the states, or other comparable officers of each jurisdiction, in which UAM U.K. Holdings is required to qualify to do business; (iv) a tax status report for UAM U.K. Holdings from the Secretary of State or other comparable officer of the State of Delaware (where obtainable); (v) tax status reports (where obtainable) of the Secretary of State of the states, or other comparable officers of each jurisdiction, in which UAM U.K. Holdings is required to qualify to do business; and (vi) such additional supporting documents as the Agent or any Bank may reasonably request; PROVIDED, HOWEVER, that if any such good standing certificates or tax status reports are not readily available, then a telegram from the appropriate Secretary of State or comparable officer may be substituted therefor;

        (f) The Agent shall have received the opinion of Hill & Barlow, counsel to the Company and its Subsidiaries, in form and substance satisfactory to the Agent;

        (g) The Agent shall have received the opinion of Dundas & Wilson, UK counsel to the Company, in form and substance satisfactory to the Agent;

        (h) The Agent shall have received a certificate dated as of the date hereof of a senior officer of the Company to the effect that (i) there exists no Default or Event of Default and (ii) all of the representations and warranties of the Company contained in this Amendment, the Credit Agreement, as herein amended, and the agreements executed in connection with the Credit Agreement by the Company are true and correct in all material respects as of the date hereof with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date or as to matters which have changed in accordance with or as permitted under the Credit Agreement;

        (i) All corporate and legal proceedings and all agreements and instruments in connection with the transactions contemplated by this Amendment shall be satisfactory in form, scope, and substance to the Agent and its counsel, and the Banks and their respective counsel shall have received all information and copies of all proceedings which each may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper government authorities;

        (j) The Collateral Agent shall have received the certificates evidencing all of the issued and outstanding capital stock of UAM U.K. Holdings and at least sixty-five percent (65%) of the issued and outstanding capital stock of Murray Johnstone, issued in the name of The First National Bank of Boston, as Collateral Agent; and

        (k) The Agent shall have received such further agreements, instruments, documents and certificates as the Agent shall have reasonably requested.

                                   ARTICLE II.
                                  MISCELLANEOUS
   Section 2.1. FURTHER ASSURANCES. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

   Section 2.2. COSTS, EXPENSES AND TAXES. The provisions of Section 8.2 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein, MUTATIS MUTANDIS, and shall apply to this Amendment.
   Section 2.3. CERTAIN REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company and each of the Guaranty Subsidiaries (where applicable) represents and warrants that (i) it has the right, power and capacity and has been duly authorized and empowered by all required corporate and shareholder action to enter into, execute, deliver and perform this Amendment; (ii) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); (iii) the consummation of the Murray Johnstone Acquisition and related transactions, and its execution, delivery and performance of this Amendment, do not and will not violate any provision of its certificate of incorporation or By-Laws or any contractual provision to which it is a party or to which it or any of its property is subject; and (iv) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date or as to any matters which have changed in accordance with or as permitted under the Credit Agreement.
   Section 2.4. REPRESENTATION BY ALL PARTIES HERETO. Each of the parties hereto represents and warrants that its execution, delivery and performance of this Amendment will not violate any provisions of its certificate of incorporation or By-Laws or any contractual provision to which it is a party or to which it or its property is subject.
   Section 2.5. RATIFICATION, CONFIRMATION AND NO DEFAULT. The Company and each Guaranty Subsidiary hereby ratifies and confirms the Credit Agreement as herein amended and all agreements, instruments and documents related thereto to which it is a party and agrees that all liens, security interests, guaranties and other rights granted thereby to the Banks or the Agents shall apply to all indebtedness and other obligations outstanding under the Credit Agreement (as amended by this Amendment), and the Company hereby represents and warrants to the Agents and the Banks that no Default or Event of Default exists as of the date hereof under the Credit Agreement (as amended by this Amendment) or would exist after giving effect to the transactions contemplated by this Amendment.
It is understood and agreed that the amendments set forth in this Amendment are limited to the matters expressly set forth herein and shall not be deemed to (a) be a consent under, or a waiver or modification of, any other terms, provisions or conditions of the Credit Agreement or any agreement, instrument or document related thereto, (b) be a consent to any transaction (except to the extent expressly set forth herein), or (c) prejudice any rights which the Banks or the Agents, or any of them, may now or in the future have in connection with the Credit Agreement as herein amended or any agreement, instrument or document related thereto.
   Section 2.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.
   Section 2.7. HEADINGS. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.
   Section 2.8. INTEGRATION. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.
   Section 2.9. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without reference to conflict of laws principles).

   Section 2.10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; PROVIDED that neither the Company nor any Guaranty Subsidiary may assign, transfer or delegate any of its rights, interests or obligations hereunder without the prior written consent of the Banks.
   Section 2.11. AMENDMENT; WAIVER. No delay on the part of the Banks or the Agents in exercising any of their respective rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner whatsoever, except in accordance with Section 8.6 of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Amendment.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, this Sixth Amendment has been duly executed and delivered as of the date first above written.
                                             UNITED ASSET MANAGEMENT CORPORATION


                                             By:/s/ William H. Park
                                                --------------------------
                                                Title:  Senior Vice President


                                             UAM REALTY ADVISORS INVESTMENT
                                              CORPORATION


                                             By:/s/ William H. Park
                                             -----------------------------
                                                Title:  Treasurer


                                             DEWEY SQUARE INVESTORS CORPORATION


                                             By:/s/ Peter M. Whitman, Jr.
                                                --------------------------
                                                Title:  President


                                             UNITED ASSET MANAGEMENT HOLDINGS,
                                              INC.


                                             By:/s/ William H. Park
                                                --------------------------
                                                Title:  President


                                             UNITED ASSET MANAGEMENT TRADEMARK,
                                              INC.


                                             By:/s/ William H. Park
                                                --------------------------
                                                Title:  President


                                             UAM INVESTMENT CORPORATION


                                             By:/s/ William H. Park
                                                --------------------------
                                                Title:  President

                                             HEITMAN FINANCIAL LTD.


                                             By:/s/Roger Smith
                                                --------------------------
                                                Title:  Executive Vice President


                                             MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK, as a Bank and as Agent


                                             By:/s/
                                                ---------------------------
                                                Title:  Vice President


                                             THE FIRST NATIONAL BANK OF BOSTON,
                                              as a Bank


                                             By:/s/
                                                ---------------------------
                                                Title:  Director


                                             THE FIRST NATIONAL BANK OF BOSTON,
                                              as Collateral Agent


                                             By:/s/ K. Caldwell
                                                ---------------------------
                                                Title:  Senior Account
                                                        Administrator


                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By:/s/Robert Ivosevich
                                                ---------------------------
                                                Title:  Senior Vice President


                                             CREDIT LYONNAIS CAYMAN ISLAND
                                              BRANCH


                                             By:/s/Robert Ivosevich
                                                ---------------------------
                                                Title:  Authorized Signature

                                             MELLON BANK, N.A.


                                             By:/s/Susan Underwood
                                                ---------------------------
                                                Title:  Officer


                                             CHEMICAL BANK


                                             By:/s/Richard H. Klein
                                                ---------------------------
                                                Title:  Managing Director


                                             THE DAIWA BANK, LIMITED


                                             By:/s/Daniel J. Eastman
                                                ---------------------------
                                                Title:  Vice President and
                                                        Manager


                                             By:/s/Stephen Sullivan
                                                ---------------------------
                                                Title:  E.O.


                                             BANK HAPOALIM B.M.


                                             By:/s/Martin B. Goodstein
                                                ---------------------------
                                                Title:  Vice President

                                             By:/s/Mitchell Jones
                                                ---------------------------
                                                Title:  A.V.P.


                                             SHAWMUT BANK, N.A.


                                             By:/s/Eileen P. Murphy
                                                ---------------------------
                                                Title:  Vice President


                                             MARYLAND NATIONAL BANK


                                             By:/s/
                                                ---------------------------
                                                Title:  Vice President

                                             BROWN BROTHERS HARRIMAN & CO.


                                             By:/s/
                                                ---------------------------
                                                Title:  Deputy Manager


                                             DEUTSCHE BANK A.G. NEW YORK BRANCH/
                                              CAYMAN ISLANDS BRANCH


                                             By:/s/Christopher C. Sharp
                                                ---------------------------
                                                Title:  Assistant Vice President


                                             By:/s/Kunduck Moon
                                                ---------------------------
                                                Title:  Director

                                                                  EXHIBIT A TO
                                                               SIXTH AMENDMENT


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES


                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
Alpha Global Fixed Income Managers, Inc. (DE)                100              100%             Company

Analytic Investment Management, Inc. (CA)                  3,400              100%             Company

Barrow, Hanley, Mewhinney & Strauss, Inc. (NV)               100              100%             Company

Cambiar Investors, Inc. (CO)                                 100              100%             Company

The Campbell Group, Inc. (DE)                                100              100%             Company

**/***Timber Pacific Properties, Inc. (OR)                   100              100%             The Campbell Group, Inc.

Chicago Asset Management Company (DE)                        100              100%             Company

Cooke & Bieler, Inc. (PA)                                  5,462              100%             Company

**/***Baxter & Stewart, Inc. (PA)                            100              100%             Cooke & Bieler, Inc.

C. S. McKee & Company, Incorporated (PA)                  21,100 Class A      100%             Company
                                                           7,430 Class B


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES


                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
Fiduciary Management Associates, Inc. (DE)                   900              100%             Company

GSB Investment Management, Inc.                              100              100%             Company

Hamilton, Allen & Associates, Inc. (DE)                      100              100%             Company

HIMCO, INC., d/b/a                                           400              100%             Company
Hanson Investment Management Company (CA)

Investment Counselors of Maryland, Inc. (MD)               7,500              100%             Company

Investment Research Company (IL)                             100              100%             Company

John K. Dwight Asset Management Company,
Inc. (DE)                                                    100              100%             Company

**Ki Pacific Asset Management, Inc. (DE)                     100              100%             Company

L&B Realty Advisors, Inc. (DE)                             3,910              95%              Company (3,710)


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES


                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------

**/***L&B Institutional Property Managers,                 1,000              100%             L&B Realty Advisors, Inc.
      Inc. (DE)

**/***L&B Institutional Property Managers                  1,000              100%             L&B Institutional Property
      of Arizona, Inc. (AZ)                                                                     Managers, Inc.

**L&B Institutional Property Managers                      1,000              100%             L&B Institutional Property
      of California, Inc. (CA)                                                                  Managers, Inc.

**/***L&B Institutional Property Managers                  1,000              100%             L&B Institutional Property
      0f Missouri, Inc. (MO)                                                                    Managers, Inc.

**/***L&B Institutional Property Managers                  1,000              100%             L&B Institutional Property
      of North Carolina, Inc. (NC)                                                              Managers, Inc.

**/*** L&B Realty Acquisitions, Inc. (DE)                  1,000              100%             L&B Institutional Property
                                                                                                Managers, Inc.

Nelson, Benson & Zellmer, Inc. (CO)                          100              100%             Company


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES


                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
**Investment Trust Company (CO)                           25,000              100%             Nelson, Benson & Zellmer, Inc.

Newbold's Asset Management, Inc. (PA)                        100              100%             Company

**Newco Acquisition Corp. (DE)                               100              100%             Company
  (formerly named Regis Retirement
   Plan Services, Inc.)

Northern Capital Management Incorporated (WI)                100              100%             Company

NWQ Investment Management Company, Inc. (MA)             200,000              100%             United Asset Management
                                                                                                Holdings, Inc.

Olympic Capital Management, Inc. (WA)                        100              100%             Company

***Fleckenstein Capital, Inc. (WA)                           100              100%             Olympic Capital Management, Inc.

*/**Regis Retirement Plan Services, Inc. (MA)              7,000              100%             Company
 (formerly named RFI Distributors, Inc.)


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES


                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
Rice, Hall, James & Associates (CA)                          100              100%             Company

The Rothschild Company (MD)                             638.6316              100%             Company

Sirach Capital Management, Inc. (WA)                         100              100%             Company

*Spectrum Asset Management, Inc. (CT)                        100              100%             Company

Sterling Capital Management Company (NC)                   7,757              100%             Company

*/**Sterling Capital Distributors, Inc. (NC)               5,000              100%             Sterling Capital Management
                                                                                                Company

Thompson, Siegel & Walmsley, Inc. (VA)                     2,898              100%             Company

**UAM Investment Corporation (DE)                            100              100%             Company


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
**United Asset Management Holdings, Inc. (DE)                100              100%             Company

Acadian Asset Management, Inc. (MA)                          100              100%             United Asset Management
                                                                                                Holdings, Inc.

Dewey Square Investors Corporation (DE)                      100              100%             United Asset Management
                                                                                                Holdings, Inc.

HT Investors, Inc. (DE)                                      100              100%             Dewey Square Investors
                                                                                                Corporation

First Pacific Advisors, Inc. (MA)                        200,000              100%             United Asset Management
                                                                                                Holdings, Inc.

*/**FPA Fund Distributors, Inc. (CA)                         100              100%             First Pacific Advisors, Inc.
***
Hagler, Mastrovita & Hewitt, Inc. (DE)                    50,000              100%             United Asset Management
                                                                                                Holdings, Inc.

Hellman, Jordan Management Co., Inc. (DE)                  449.5              100%             United Asset Management
                                                                                                Holdings, Inc.


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
Pell, Rudman & Co., Inc. (DE)                                100              100%             United Asset Management
                                                                                                Holdings, Inc.

**/***Atlantic Trust Company,
  National Association (DC)                                    3              100%             Pell, Rudman & Co., Inc.

**Boston Harbor Trust Company,
  National Association (MA)                                4,670              100%             Pell, Rudman & Co., Inc.

Tom Johnson Investment Management, Inc. (MA)                 100              100%             United Asset Management
                                                                                                Holdings, Inc.

**UAM Realty Advisors Investment Corporation                 100              100%             United Asset Management
   (DE)                                                                                         Holdings, Inc.

**United Asset Management Trademark, Inc. (DE)               100              100%             Company

                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
**Heitman Financial Ltd. (IL)                                100              100%             Company

**Heitman Financial Services Ltd. (IL)                     1,000              100%             Heitman Financial Ltd.

+/**Heitman Mortgage Corporation (HI)                         10              100%             Heitman Financial Services Ltd.

+/**HMI Management Company (IL)                            9,400              100%             Heitman Financial Services Ltd.

+/**Philadelphian Realty Corporation (DE)                  1,000              100%             Heitman Financial Services Ltd.

+/**Heitman Holdings, Ltd. (DE)                            1,000              100%             Heitman Financial Services Ltd.

+/**Heitman Equities Corporation (DE)                      1,000              100%             Heitman Financial Services Ltd.

+/*/**Heitman Securities Corporation (DE)                  1,000              100%             Heitman Financial Services Ltd.

+/**HRC, Inc. (NV)                                         1,000              100%             Heitman Financial Services Ltd.

+/**Heitman Realty Corporation (IL)                        1,000              100%             Heitman Financial Services Ltd.


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
+/**Heitman Snowmass Corporation (IL)                        100              100%             Heitman Financial Services Ltd.

+/**HRC III, Inc. (NV)                                       100              100%             Heitman Financial Services Ltd.

+/**H.E. One, Inc. (DE)                                    3,385              100%             Heitman Financial Services Ltd.

+/**HRC IV, Inc. (NV)                                        100              100%             Heitman Financial Services Ltd.

+/**HRC V, Inc. (NV)                                       1,000              100%             Heitman Financial Services Ltd.

+/**HRC VI, Inc. (DE)                                        100              100%             Heitman Financial Services Ltd.

+/**Castle Loan Corporation (IL)                           1,000              100%             Heitman Financial Services Ltd.

+/**HRC - LLC, Inc. (WY)                                     100              100%             Heitman Financial Services Ltd.

+/**Heitman Financial U.K. Ltd. (IL)                       1,000              100%             Heitman Financial Services Ltd.

Heitman Advisory Corporation (IL)                          1,000              100%             Heitman Financial Ltd.

                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
+/**Lender Services of Iowa Ltd. (IA)                      1,000              100%             Heitman Advisory Corporation

**Heitman Properties Ltd. (IL)                            39,763              100%             Heitman Financial Ltd.

+/**Castle Management Inc. (RI)                            1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Rhode Island Ltd.
 (formerly named Castle Leasing Inc.) (RI)                 1,000              100%             Heitman Properties Ltd.

+/**Centre Properties Ltd. (IL)                            1,000              100%             Heitman Properties Ltd.

+/**Heitman Florida Management Inc. (DE)                   1,000              100%             Heitman Properties Ltd.

+/**Heitman Pennsylvania Management Inc. (DE)              1,000              100%             Heitman Properties Ltd.

+/**HMC Insurance Agency, Inc. (IL)                        1,000              100%             Heitman Properties Ltd.

+/**Heitman Minnesota Management Inc. (DE)                 1,000              100%             Heitman Properties Ltd.


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
+/**Heitman Kentucky Management Inc. (DE)                  1,000              100%             Heitman Properties Ltd.

+/**Heitman Virginia Management Inc. (WI)                  1,000              100%             Heitman Properties Ltd.

+/**Heitman Ohio Management Inc. (DE)                      1,000              100%             Heitman Properties Ltd.

+/**Heitman Nevada Management Inc. (DE)                    1,000              100%             Heitman Properties Ltd.

+/**Heitman Wisconsin Management, Inc.                     1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Iowa Ltd. (DE)                   1,000              100%             Heitman Properties Ltd.

+/**Heitman D.C. Properties Ltd. (DE)                      1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Louisiana Ltd. (DE)              1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Michigan Ltd. (MI)                 100              100%             Heitman Properties Ltd.

+/**Heitman Properties of Missouri Ltd. (MO)               1,000              100%             Heitman Properties Ltd.


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
+/**Heitman Properties of Arizona Ltd. (AZ)                1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Indiana Ltd. (IN)                1,000              100%             Heitman Properties Ltd.

+/**Heitman Corporate Plaza, Inc. (KY)                       100              100%             Heitman Properties Ltd.

+/**Heitman Mayfair Corporation (NV)                       2,500              100%             Heitman Properties Ltd.

+/**Heitman Properties of Georgia Ltd. (GA)                1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Mississippi Ltd. (MS)            1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of New Mexico Ltd. (NM)             1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of New York Ltd. (NY)               1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of North Carolina                   1,000              100%             Heitman Properties Ltd.
    Ltd. (NC)


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
+/**Heitman Properties of South Carolina                   1,000              100%             Heitman Properties Ltd.
    Ltd. (SC)

+/**Heitman Properties of Tennessee Ltd. (TN)              1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Texas Ltd.                       1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Nebraska Ltd. (NE)               1,000              100%             Heitman Properties Ltd.

+/**Property Security Services Ltd. (MI)                   1,000              100%             Heitman Properties Ltd.

+/**Heitman Properties of Alabama Ltd. (DE)               10,000              100%             Heitman Properties Ltd.


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------
**United Asset Management U.K. Holdings, Inc.                  1              100%             Company

**Murray Johnstone Holdings Limited                    7,195,429            99.72%             United Asset Management U.K.
                                                                                               Holdings, Inc.

1/**Murray Johnstone International Limited             1,000,000              100%             Murray Johnstone Holdings
                                                       (ordinary)                              Limited
                                                         400,000              100%
                                                      (preferred)

1/**Murray Johnstone Limited                           1,001,000              100%             Murray Johnstone Holdings Limited

1/**Murray Johnstone Investment Trust                          2              100%             Murray Johnstone Limited
Management Limited

1/**Murray Johnstone Developments Limited                      2              100%             Murray Johnstone Limited

1/**Murray Johnstone Europe Limited                            2              100%             Murray Johnstone Limited

1/**Murray Johnstone Asset Management Limited                500              100%             Murray Johnstone Limited


                         UNITED ASSET MANAGEMENT CORPORATION

                                   SUBSIDIARIES



                                                            TOTAL          CAPITAL
                                                            STOCK         PERCENTAGE
                                                         ISSUED AND       OF CAPITAL
               NAME                                     OUTSTANDING       STOCK OWNED                      OWNER
- -----------------------------------------------         -----------       -----------          -----------------------------

1/**Murray Johnstone Personal Asset                      100,000               60%             Murray Johnstone Limited
Management Limited                                     (ordinary)
                                                         350,000              100%
                                                      (preferred)

1/**Murray Johnstone (General Partner)                     5,000              100%             Murray Johnstone Limited
Limited

1/**BIG (General Partner) Limited                          5,000              100%             Murray Johnstone Limited

1/**Murray Johnstone Unit Trust                           50,000              100%             Murray Johnstone Limited
Management Limited

1/**Embankment Properties (Management)                    25,000               67%             Murray Johnstone Limited
Limited

1/**Murray Johnstone (Jersey) Limited                     25,000              100%             Murray Johnstone Limited

1/**Murray Johnstone Buy-out Management                   27,824              100%             Murray Johnstone Limited
(Jersey) Limited



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary


                                                                    EXHIBIT B TO
                                                                 SIXTH AMENDMENT


                             SUBORDINATION AGREEMENT

   AGREEMENT made as of the [____] day of [______________, 199_] by and between United Asset Management Corporation, a Delaware corporation ("UAM"), and ABC Associates, Inc., a [______________] corporation ("ABC" or, together with any person to whom the Note referred to herein is assigned or endorsed, the "Holder").

                                   BACKGROUND

   (a) The Holder has entered into an Acquisition Agreement with UAM dated as of [____________ __, 199_], relating to the acquisition by UAM of the assets and business of ABC, which assets and business have been transferred to UAM's wholly-owned subsidiary, ABC Newco, Inc. ("Newco")(such agreement being hereinafter referred to as the "Acquisition Agreement"). Terms defined and used in the Acquisition Agreement and the Note, as defined below, shall have the same meaning when used in this Subordination Agreement.

   (b) On this date, UAM has issued and delivered to the Holder UAM's [________%] Non-Negotiable Subordinated Note in the principal amount of $[___________________] (the "Note") in partial payment for such assets and business.

   (c) Section 1.2 of the Acquisition Agreement and Section 4 of the Note provide that the Note will be subordinated in accordance with this Subordination Agreement.

                                   AGREEMENTS

   The parties hereto hereby agree as follows:

   Section 1. SUBORDINATION. The indebtedness evidenced by the Note shall be subordinated and junior to the extent set forth in the following subsections (a) to (d), inclusive, to all Senior Debt (as defined in subsection (e) hereof) of
UAM:

   (a) No payment on account of principal of, premium or interest on the Note shall be made or accepted, including by right of set-off, and no purchase of the Note directly or indirectly by UAM shall be made, and the Holder of the Note shall not be entitled to enforce any such payment, if, at the time thereof or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal of, premium or interest on any Senior Debt, and such default shall not have been cured or waived or shall not have ceased to exist or

   (ii) there shall exist a default or an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof, or any of them, to accelerate the maturity thereof, and such default or event of default shall not have been cured or waived or shall not have ceased to exist; provided, however, that after 180 days of the occurrence of a default or event of default described in (ii) hereof, if the holders of Senior Debt have not caused the maturity of the Senior Debt to be accelerated, the Holder of the Note shall thereafter be entitled to receive each installment of interest and each installment of principal on the Note as such installments become due and payable, subject to the application of the restrictions of this paragraph again upon the occurrence of each further default or event of default.

   (b) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all such matured Senior Debt shall first be paid in full, before any payment on account of principal, premium or interest is made upon the Note.

   (c) In the event of any insolvency, bankruptcy, liquidation (whether voluntary or involuntary), reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to UAM or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of UAM, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshalling of assets or liabilities of UAM, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full or provision for such payment satisfactory to the holders of the majority in principal amount of the Senior Debt shall be made, before any payment on account of principal, premium or interest is made upon the Note.

   (d) In any of the proceedings referred to in subsection (c) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect of the Note, or the indebtedness represented thereby, shall be paid or delivered directly to the holders of Senior Debt or their authorized representative designated to UAM in writing, for application in payment thereof, unless and until the Senior Debt shall have been paid in full, and the Holder of the Note does hereby authorize holders of Senior Debt to prove and enforce claims comprising the Note, vote claims comprising the Note to accept or reject any plan for liquidation, reorganization, composition or extension and accept and receipt for any payment or distribution to such extent and apply such payment or distribution to the then unpaid Senior Debt and do all things and to execute all such documents as may be necessary to effectuate the foregoing; PROVIDED, HOWEVER, that notwithstanding the foregoing, should any payment or distribution in any such proceeding be received by the Holder of the Note before all Senior Debt is paid in full, such payment or distribution shall be received in trust and promptly delivered in the form received (duly endorsed, if appropriate) to the holders of Senior Debt or their representative for application to the payment of Senior Debt then remaining unpaid; and PROVIDED, FURTHER, that no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Subordination Agreement, by UAM, as reorganized, or by the corporation which is the successor to UAM or which acquires its properties and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section 1 to the prior payment in full of all Senior Debt and to the prior payment in full of any stock or obligations which are issued in exchange or substitution for any Senior Debt.

   (e) "Senior Debt," as used herein, shall mean the principal of, premium on, and unpaid interest (including any interest accrued after commencement of any proceeding referred to in subsection (c) above at the rate provided in any document or instrument creating or evidencing any indebtedness referred to in this definition) on (i) all indebtedness, whether outstanding on the date hereof or hereafter created or arising and including all fees and other amounts related to such indebtedness, to banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money, for money borrowed or other financial accommodations extended from such institutions by UAM for working capital purposes, acquisitions, general corporate purposes or otherwise, and all such indebtedness with respect to which UAM is a guarantor; (ii) any modifications, deferrals, renewals, extensions or increase in the amount of any such indebtedness or any indebtedness issued in exchange, replacement, refunding or refinancing of or for Senior Debt by banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money; and (iii) any costs, fees and expenses incurred in connection with the enforcement or collection of Senior Debt (including, without limitation, reasonable attorneys' fees).

   Subject to the prior payment in full of all Senior Debt as aforesaid, the Holder of the Note shall be subrogated pro rata to the rights of the holders of Senior Debt to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Debt, until the principal of, and interest on, the Note shall be paid in full and no such payments or distributions to the holders of Senior Debt shall, as between UAM, its creditors other than the holders of Senior Debt, and the Holder of the Note be deemed to be a payment by UAM to the Holder of or on account of the Note.

   The provisions of this Subordination Agreement are for the purposes of defining the relative rights of the holders of Senior Debt on the one hand, and the Holder of the Note on the other hand, against UAM and its property. Subject to the rights under this Subordination Agreement of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable to the Holder of the Note, nothing herein shall either impair, as between UAM and the Holder of the Note, the obligation of UAM, which is unconditional and absolute, to pay to the Holder of the Note the principal and interest thereon in accordance with the terms and the provisions of the Note or prevent the Holder of the Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Note.

   No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by UAM or by the failure of UAM to comply with the Note or this Subordination Agreement.

* [The Holder of the Note shall give prompt written notice to each Holder of Senior Debt of any default by UAM under the Note.]

   Without limiting the effect of the immediately preceding paragraph, no holder of Senior Debt need obtain the consent of, or give notice to, any Holder of the Note prior to taking any of the following actions, upon or without any terms or conditions and in whole or in part, none of which shall impair or release any of the rights of any such holder of Senior Debt under this Subordination Agreement:

   (a) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Senior Debt or any other liability of UAM to such holder of Senior Debt, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions of this Subordination Agreement shall apply to the Senior Debt of UAM as so changed, extended, renewed or altered.


*  optional

   (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt or any other liability of UAM to such holder of Senior Debt or any other liabilities incurred directly or indirectly in respect thereof or hereof and/or any offset there against;

   (c) exercise or refrain from exercising any rights and/or remedies against UAM or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any security interest in or lien on any property of UAM or any other person;

   (d) settle or compromise any Senior Debt or any other liability of UAM to such holder of Senior Debt or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of UAM to creditors of UAM other than such holder of Senior Debt; and

   (e) apply any sums by whomsoever paid and howsoever realized to any liability or liabilities of UAM to such holder of Senior Debt regardless of what liability or liabilities of UAM to such holder of Senior Debt remain unpaid.

   Section 2. RELIANCE BY SENIOR DEBTHOLDERS. UAM agrees, and each Holder of the Note by accepting the Note agrees, that the subordination effected hereby is for the benefit of the holders of Senior Debt from time to time, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained herein. The subordination effected hereby shall be enforceable by each holder of Senior Debt from time to time.

   Section 3. FURTHER ASSURANCES. The parties hereto agree to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Subordination Agreement.

   Section 4. ENTIRE AGREEMENT. This Subordination Agreement contains the entire agreement among the parties with respect to the subject matter hereof.

   Section 5. BINDING EFFECT. This Subordination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; provided, however, that this Subordination Agreement and all rights hereunder may not be assigned by the Holder, except with the prior written consent of UAM, or by UAM except with the prior written consent of the Holder. No amendment of this Subordination Agreement or waiver of any of its provisions shall be effective without the written consent of each holder of Senior Debt if such amendment adversely affects any rights of the holders of Senior Debt.

   Section 6. SEPARATE COUNTERPARTS. This Subordination Agreement may be executed in several identical counterparts, all of which when taken together (whether the signatures of all the parties appear on one or several counterparts) shall constitute but one and the same instrument, and it shall not be necessary in any court of law to introduce more than one fully executed counterpart, or several counterparts together containing the signatures of all the parties, in proving this Subordination Agreement.

   Section 7. NOTICES. All notices hereunder shall be given in accordance with the notice provisions of the Acquisition Agreement.

   Section 8. GOVERNING LAW. The execution, interpretation and performance of this Subordination Agreement shall be governed by the laws of the Commonwealth of Massachusetts which apply to contracts executed and to be performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

   IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination Agreement as of the date first above written.

                                             UNITED ASSET MANAGEMENT CORPORATION


                                             By: ___________________________
                                                 Norton H. Reamer, President

                                             ABC ASSOCIATES, INC.


                                             By: __________________________
                                                 Title:

                                 NON-NEGOTIABLE
                           [_____%] SUBORDINATED NOTE

                            DUE [_________ __, 19__]

                                                            [_________ __, 19__]


   FOR VALUE RECEIVED, UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation, (the "Company", which term shall include any corporation which shall succeed to or assume the obligations of the Company hereunder), promises to pay to ABC Associates, Inc., a [____________________] corporation (the "Holder" or "ABC") (except as otherwise provided) the principal sum of [________________________________________ ($ ____________)] in lawful money of the United States of America, on [________ __, 19__], together with interest on the outstanding principal balance payable in like money at the rate of [_________________] percent [(______%)] per annum commencing the date hereof and payable semi-annually in arrears on July 1 and January 2 in each year, beginning on [____________________], until paid in full.

   To the extent permitted by law, overdue interest shall bear interest at [________________] percent [(____%)] per annum. Interest shall be computed on a 360-day year, 30-day month basis.

   1. This Note is delivered by the Company to the Holder in accordance with the terms of an Acquisition Agreement dated as of [_________ __, 19__] (the "Acquisition Agreement"), relating to the acquisition by the Company of the assets and business of ABC, which assets and business the Company has transferred to its subsidiary ABC Newco, Inc. ("Newco"). The Company and the Holder are parties to the Acquisition Agreement, and terms defined and used in the Acquisition Agreement shall have the same meanings in this Note. THIS NOTE IS NON-NEGOTIABLE. In accordance with the provisions of Section 4.4 of the Acquisition Agreement, the Company may set off against amounts due the Holder any amounts due from the Holder to UAM or Newco under Article IV of the Acquisition Agreement.

   2. The principal sum of this Note may be prepaid by the Company in whole or in part at any time and from time to time without penalty or premium, with interest prorated up to the date of any such prepayment.

   3. All payments of principal and interest shall be payable in cash or by the Company's check at the Holder's address indicated in the Acquisition Agreement, or at such other place as the Holder may from time to time in writing designate to the Company (by notice given in accordance with the Acquisition Agreement) at least ten (10) days before a payment is due.

   4. This Note is subordinated to all Senior Debt as defined in the accompanying Subordination Agreement of even date herewith. Reference is made to such Subordination Agreement for the terms of such subordination.

   5. If, (i) the Company shall fail to pay any principal of or interest on this Note when due and payable whether at maturity or at any date fixed for redemption or prepayment or otherwise, (except principal of or interest on this Note as to which the Company has exercised its right of set-off in accordance with Section 1 above) and such amount shall remain unpaid for thirty (30) business days after the due date thereof; or (ii) the Company shall admit in writing its inability to pay its debts; or suffer a receiver or custodian (or other person performing a similar function) for it or substantially all of its property to be appointed and, if appointed without its consent, not to be discharged within sixty (60) days; or make a general assignment for the benefit of its creditors, or suffer proceedings under any law relating to bankruptcy, insolvency, reorganization or relief of debtors to be instituted by or against it and if contested by it not to be dismissed or stayed within sixty (60) days; or suffer any judgment, writ of attachment, or execution of any similar process to be issued or levied against a substantial part of its property which is not released, stayed, bonded, or vacated within thirty (30) days after its issue or levy, then, and in every such event (which are herein referred to as Events of Default), the Holder hereof may declare the Note to be in default and to be due and payable, and it shall, at the Holder's election, thereupon forthwith become due and payable in full, without presentment, demand, protest, or any notice of any kind, (other than notice of such election) all of which are hereby expressly waived.

   6. The Company will pay to the Holder on demand all reasonable legal and other costs actually incurred in connection with any action to collect and/or enforce this Note in which the Holder prevails.

   7. In any case where the date of payment of any prepayment or redemption of the principal of or interest on this Note shall be at any place of payment a Sunday, a legal holiday, or a day on which banking institutions are authorized or obliged by law or regulation to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day that is not at such place of payment a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, with the same force and effect as if made on the date of maturity or the date fixed for payment and no interest shall accrue for the period after such date.

   8. The Holder shall not be deemed to have waived or amended any of the Holder's rights hereunder unless such waiver or amendment is in writing and signed by the Holder. No delay or omission on the part of the Holder in exercising any such right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

   9. This Note shall bear the legend attached hereto, the provisions of which are incorporated herein by reference.

   This Note shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts which apply to contracts executed and performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process, and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

   This Note has been executed by the Company under seal as of the day, month and year first above written.

                                             UNITED ASSET MANAGEMENT
                                              CORPORATION

[SEAL]

Attest: _____________________  By: ___________________________
        Secretary                  Norton H. Reamer, President

                                     LEGEND


       This Note has not been registered under the Securities Act of 1933 or qualified under any state securities laws. This Note may not be sold, assigned or transferred, except with respect to distributions by the Holder to the Holder's stockholders and transfers by devise to immediate members of the respective families of such stockholders, in the absence of an effective registration statement under such Act and qualification under such laws, or an opinion of counsel satisfactory to the Company that such registration and qualification are not in the circumstances required.

                                                                    EXHIBIT C TO
                                                                 SIXTH AMENDMENT

                  SCHEDULE A TO PLEDGE AGREEMENT BY AND BETWEEN
                   UNITED ASSET MANAGEMENT CORPORATION AND THE
               FIRST NATIONAL BANK OF BOSTON, AS COLLATERAL AGENT


       The Collateral covered by the Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following (and all proceeds thereof):

          A. The following shares of stock (the "First Priority Pledged Securities"), certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank:



                                       Percentage
                           Number      of Outstanding   Certificate
Issuer                     of Shares   Shares           Number
- ------                     ---------   --------------   -----------
Chicago Asset                 100           100%             1
  Management Company

Nelson, Benson                100           100%             1
  & Zellmer, Inc.

Hamilton, Allen &             100           100%             2
  Associates, Inc.

Thompson, Siegel            2,898           100%            18, 19
  & Walmsley, Inc.

Analytic Investment         3,400           100%            20
  Management, Inc.

Northern Capital              100           100%             1
  Management Incorporated
  (certificate in name of
  NCM Newco, Inc.)

Cooke & Bieler, Inc.        5,462           100%           208, 209

Olympic Capital               100           100%            76
  Management, Inc.

Fiduciary Management          900           100%            11, 12
  Associates, Inc.

Investment Counselors       7,500           100%            52
  of Maryland, Inc.



The Rothschild                638.6316      100%            11
  Company

Sterling Capital            7,757           100%             7, 8
  Management Company

Rice, Hall, James             100           100%             2
  & Associates

C.S. McKee & Company,      21,000           100%            55, 127
  Incorporated             Class A
                            7,430
                           Class B

HIMCO, Inc.                   400           100%             6
  (d/b/a Hanson
  Investment Management
  Company)

Barrow, Hanley,               100           100%             2
  Mewhinney & Strauss,
  Inc.

Sirach Capital Management,    100           100%             3
  Inc.

United Asset Management       100           100%             1
  Holdings, Inc.

United Asset Management       100           100%             1
  Trademark, Inc.

The Campbell Group, Inc.      100           100%             2

Newbold's Asset               100           100%            10
  Management, Inc.

UAM Investment                100           100%             1
  Corporation

Cambiar Investors, Inc.       100           100%            16

Spectrum Asset                100           100%             3
  Management, Inc.

Regis Retirement Plan       7,000           100%             3
  Services, Inc.
  (formerly named RFI
  Distributors, Inc.)

Alpha Global Fixed            100           100%             1
  Income Managers, Inc.



Ki Pacific Asset              100           100%             2
  Management, Inc.

L&B Realty Advisors, Inc.   3,710            95%             4

United Asset Management         1           100%             2
  U.K. Holdings, Inc.

Newco Acquisition Corp.       100           100%             3
  (formerly named Regis
  Retirement Plan
  Services, Inc.)

Heitman Financial Ltd.        100           100%             3



               B. The following shares of stock (the "Second Priority Pledged Securities"), certificates representing which are held pursuant to Stockholder Pledge Agreements, by which selling stockholders have been granted first priority liens in such shares, as follows:



                      Percentage                                 Stockholder
          Number    of Outstanding   Certificate   Certificate     Pledge
Issuer  of Shares       Shares         Number        Holder       Agreement
- ------  ---------   --------------   -----------   -----------   -----------

                                      NONE





                                                                    EXHIBIT D TO
                                                                 SIXTH AMENDMENT

                                  SCHEDULE A TO
                          SUBSIDIARIES PLEDGE AGREEMENT
                     BY AND BETWEEN UNITED ASSET MANAGEMENT
                      HOLDINGS, INC. AND THE FIRST NATIONAL
                       BANK OF BOSTON, AS COLLATERAL AGENT


                           The Collateral covered by the Subsidiaries Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following shares of stock, certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank (and all proceeds thereof):






                                         Percentage
                             Number      of Outstanding   Certificate
Issuer                       of Shares   Shares           Number
- ------                       ---------   --------------   -----------
Hellman, Jordan                449.5      100%               30
  Management Company, Inc.

Hagler, Mastrovita &          50,000      100%               11
  Hewitt, Inc.

Dewey Square Investors           100      100%                1
  Corporation

UAM Realty Advisors              100      100%                1
  Investment Corporation

First Pacific                200,000      100%                2
  Advisors, Inc.

Acadian Asset                    100      100%                7
  Management, Inc.

NWQ Investment Management    200,000      100%                2
  Company, Inc.

Pell, Rudman & Co., Inc.         100      100%                2

Tom Johnson Investment           100      100%                2
  Management, Inc.


                                                                    EXHIBIT E TO
                                                                 SIXTH AMENDMENT


                           UAM U.K. HOLDINGS GUARANTY

          UAM U.K. HOLDINGS GUARANTY dated as of November 16, 1993 as the same may be amended, supplemented or otherwise modified from time to time, this "Guaranty"), made by United Asset Management U.K. Holdings, Inc., a Delaware corporation (the "Guarantor"), in favor of the Beneficiaries (as hereinafter defined). Certain capitalized terms used herein are defined in Section 1 of this Guaranty.

                                    RECITALS:

          A. United Asset Management Corporation, a Delaware corporation (the "Company"), the banks and other financial institutions parties thereto as "Banks" from time to time (collectively, the "Banks"), Morgan Guaranty Trust Company of New York, as Agent (the "Agent") and The First National Bank of Boston, as Collateral Agent (the "Collateral Agent") have entered into a Credit Agreement, dated as of May 18, 1992 (as heretofore amended and supplemented and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to make a certain credit facility available to the Company, subject to the terms and conditions set forth in the Credit Agreement.


          B. In connection with the acquisition by the Company of all of the capital stock of Murray Johnstone Holdings Limited, a company incorporation in Scotland ("Murray Johnstone"), and the contribution by the Company to the Guarantor of such capital stock, the Company has requested that the Banks, the Agent and the Collateral Agent enter into a Sixth Amendment, dated as of November 16, 1993 (the "Sixth Amendment") to the Credit Agreement.

          C. It is a condition precedent to the effectiveness of the Sixth Amendment that the Guarantor guarantee the Guaranteed Obligations (as hereinafter defined).

          D. The Guarantor, as part of an affiliated group of corporations with the Company, will receive substantial direct and indirect benefits by reason of such credit facility.

   NOW, THEREFORE, in order to induce the Banks, the Agent and the Collateral Agent to enter into the Sixth Amendment and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

          Section 1. DEFINITIONS. As used in this Guaranty, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Credit Agreement and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

          "ADJUSTED NET WORTH" of the Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of the Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of the Guarantor, contingent or otherwise" as of the date of such determination, as such quoted terms (or similar terms) are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of the Guarantor for purposes of calculating the Limit of Liability for the Guarantor in respect of any of the Guaranteed Obligations, the liabilities of the Guarantor to be used in such determination pursuant to clause (ii) of the preceding sentence shall exclude the liabilities of the Guarantor hereunder in respect of the Guaranteed Obligations.

          "BENEFICIARIES" means the Agent, the Collateral Agent and the Banks.

          "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in
Section 2(a).

          "LIMIT OF LIABILITY" means, as of any date of determination thereof, the sum of (i) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which (or any portion thereof) are used to make a Valuable Transfer to the Guarantor, the amount of such Guaranteed Obligations (or such portion thereof) PLUS (ii) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which are not used to make a Valuable Transfer to the Guarantor, the lesser of (A) the outstanding amount of such Guaranteed Obligations (or such portion thereof) as of such date and (B) ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor at the time of the incurrence of such Guaranteed Obligations.

Notwithstanding the foregoing, that portion of the Limit of Liability of the Guarantor calculated pursuant to clause (ii)(B) shall be increased (but not decreased) on the last day of each fiscal year of the Guarantor, to an amount equal to ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor, as determined on such date, if such amount is greater than that portion of the Limit of Liability pursuant to clause (ii)(B) in effect immediately prior to such date.

          "SUBORDINATE CLAIMS" has the meaning assigned to that term in
Section 3.

          "VALUABLE TRANSFER" means (i) all loans, advances or capital contributions made to the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (ii) all debt securities or other obligations of the Guarantor acquired from the Guarantor or retired by the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (iii) the fair market value of all property acquired with proceeds of Guaranteed Obligations, or any portion thereof, and transferred, absolutely and not as collateral, to the Guarantor and
(iv) the value of any quantifiable economic benefits not included in clauses (i) through (iii) above, but included in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to the Guarantor as a result of the incurrence of Guaranteed Obligations.

          Section 2.  GUARANTEE OF OBLIGATIONS.

                (a) The Guarantor hereby unconditionally and irrevocably guarantees to each of the Beneficiaries, as the primary obligation and debt of the Guarantor and not as a surety, the due and punctual payment of, without duplication, (i) all principal, interest, fees and other amounts required to be paid, from time to time, by the Company under or in respect to the Credit Agreement, when and as the same shall be or become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Credit Agreement, (ii) the aggregate unpaid principal amount of, and accrued interest on, all Money Market Loans and
(iii) all other present and future obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of the Company to the Beneficiaries, or any of them, arising out of or in any way relating to the Credit Agreement and any and all Loan Documents and the transactions contemplated thereby (all of the foregoing, collectively, the "Guaranteed Obligations").

In case of the failure of the Company to duly, punctually and indefeasibly make any such payment in full as and when due and payable, the Guarantor hereby agrees to duly, punctually and indefeasibly make any such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty, the Credit Agreement and the other Loan Documents.

                (b) The Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any other Subsidiary of the Company or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (ii) the genuineness, validity, regularity or enforceability of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (iii) the validity, enforceability or priority of any lien or security interest securing the payment of the Guaranteed Obligations or any portion thereof, (iv) any rescission, compromise, alteration, amendment, modification, extension, renewal, release, change, waiver, consent, grant of any indulgence or other action in respect of any of the terms, provisions, covenants or conditions contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, (v) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, whether under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guaranteed Obligations, (vi) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, or arising pursuant to law, (vii) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document, (viii) any assumption by any Person of any obligation under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document,
(ix) any event of FORCE MAJEURE, (x) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guaranteed Obligations or obligations under any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (xi) whether a lien on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any other Subsidiary of the company or any other guarantor of all or any portion of the Guaranteed Obligations or to sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral and (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.


                (c) The Guarantor hereby (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, any right to require a proceeding first against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to marshall or realize on any collateral, with respect to the Guaranteed Obligations, (ii) agrees that its obligations hereunder constitute guarantees of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce any rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or upon any other condition or contingency,
(iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Guarantor's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations automatically and without notice to the Guarantor, (iv) covenants that this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing or securing the Guaranteed Obligations and this Guaranty and (v) waives acceptance of this Guaranty by the Beneficiaries or notice or proof of reliance.

                (d) The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Beneficiary to any of the Guaranteed Obligations is, or must be, rescinded or returned by such Beneficiary for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, such Guaranteed Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

                (e) Notwithstanding anything to the contrary contained in this Guaranty, the obligations and liabilities of the Guarantor pursuant to this Guaranty shall at all times be subject to the Guarantor's Limit of Liability.

          Section 3. SUBROGATION. So long as any of the Guaranteed Obligations shall be outstanding or subject to any rescission or revocation of payment, all claims of any kind or character of the Guarantor or any of its successors and assigns against the Company or any Subsidiary of the Company or with respect to any collateral for the Guaranteed Obligations, to the extent such claims (whether by right of subrogation, contribution or otherwise) arise by reason of the Guarantor's payment of any sum or sums to any Beneficiary under this Guaranty (all such claims of any kind or character of the Guarantor or any of its successors and assigns being hereinafter referred to as "Subordinate Claims"), shall be subordinated in right of payment to the prior indefeasible payment in full of such Guaranteed Obligations as follows:

                (a) The Beneficiaries shall first be entitled to receive final and indefeasible payment in full of principal of Guaranteed Obligations and accrued and unpaid interest thereon (including, without limitation, interest thereon accruing after the commencement of any bankruptcy, insolvency or receivership proceedings at the applicable rate or rates provided therefor in the Credit Agreement), and all other amounts due under any agreement, instrument or document evidencing or securing such Guaranteed Obligations before any direct or indirect payment or distribution (whether in cash, property or securities, or by set-off, counterclaim or otherwise) shall be made on, or received by the Guarantor in respect of, Subordinate Claims.

                (b) Any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, which would be made on account of Subordinate Claims but for the provisions of this Section, shall be paid by the Company or such other Subsidiary, as the case may be (or the trustee or agent or other Person making such payment or distribution), directly to the Agent, for the benefit of the applicable Beneficiaries, to the extent necessary to make indefeasible payment in full of all sums due upon the Guaranteed Obligations and remaining unpaid after giving effect to any concurrent payment or distribution to or for the benefit of such Beneficiaries in respect of the Guaranteed Obligations. In furtherance of the foregoing, no holder of Subordinate Claims shall exercise any right of set-off or counterclaim with respect to any Subordinate Claim held by it, and any reduction of Subordinate Claims, by reason of exercise by the holder thereof of a right of set-off or counterclaim or otherwise in violation of the provisions of this subsection, in respect of any obligations of such holder to the Company or such Subsidiary, as applicable, shall be deemed to be a payment by the Company or such Subsidiary, as the case may be, in respect of such Subordinate Claims to which this subsection shall apply.

                (c) In the event that any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by the Guarantor or on its behalf at any time when the making of such payment or distribution shall have been in violation of the foregoing subsections (a) or (b), then such payment, distribution or amount shall be held in trust for the benefit of, and shall be paid over or delivered to, the Agent, for the benefit of the applicable Beneficiaries, for application to the Guaranteed Obligations then remaining unpaid to the extent necessary to pay in full all such Guaranteed Obligations in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Beneficiaries in respect of the Guaranteed Obligations.

                (d) Nothing contained in this Section is intended to or shall impair, as between the Company or any of its Subsidiaries, as the case may be, and their respective creditors (other than the Beneficiaries), the obligations of the Company and each such Subsidiary, as the case may be, to pay to the Guarantor and its successors or assigns all sums due from it to any such holder of Subordinate Claims as and when the same shall become due and payable in accordance with their terms, subject to the terms hereof; PROVIDED that no such holder of Subordinate Claims shall initiate any legal proceedings with respect to any of the Subordinate Claims prior to the indefeasible payment in full of the Guaranteed Obligations.

          Section 4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Guarantor hereby acknowledges and agrees that it has received a copy of the Credit Agreement and all Loan Documents and hereby (i) reaffirms all representations and warranties contained therein to the extent applicable to it and (ii) agrees to comply with all covenants and agreements contained therein to the extent applicable to it and as the same may be amended or modified from time to time in accordance with the terms of the Credit Agreement and, in addition, hereby makes the following representations, warranties and agreements:

                (a) Except as expressly set forth in the Credit Agreement, neither the Agent, the Collateral Agent nor any of the Banks is obligated to give or to continue any financial accommodations to the Company, the Guarantor or any of the Company's other Subsidiaries or to change or extend the time of payment of, or renew or alter, any liability of the Company, the Guarantor or any of the Company's other Subsidiaries, any security therefor or any liability incurred directly or indirectly in respect thereof.

                (b) None of the Beneficiaries or any other Person has made any representations or promises to the Guarantor as to the making or continuance of any extension of credit to the Company (except pursuant to, and in accordance with, the terms of the Credit Agreement) or as to the financial condition of the Company or any of the Company's Subsidiaries or any other Person or as to the type or value of any security for the Guaranteed Obligations, or as to the perfection thereof, and none of the Beneficiaries is obligated to notify the Guarantor of any change in the financial condition of the Company or any of the Company's Subsidiaries or any other Person or in the type, value, priority or perfection of any collateral security for the Guaranteed Obligations.

                (c) The Guarantor agrees that it will not engage in any business or activity other than holding the capital stock of Murray Johnstone. The Guarantor further agrees that any dividends or other distributions received by it and arising out of its ownership of the capital stock of Murray Johnstone shall promptly be distributed (as a dividend or otherwise) in the form received (endorsed as appropriate) to the Company.

          Section 5.  BREACH OF COVENANTS.

                (a) In the event that the Guarantor shall fail to comply with any of its covenants or agreements contained in this Guaranty or in any of the other Loan Documents to which it is a party, then in any such event and at any time thereafter (so long as such failure shall not have been cured or waived in accordance with Section 6(c)), the Agent may, and at the direction of the Required Banks shall, declare the obligations of the Company under the Credit Agreement (whether or not then due under the Credit Agreement) immediately due and payable pursuant to this Guaranty as to the Guarantor, and the Agent shall be entitled to enforce the obligations of the Guarantor hereunder.

                (b) Subject to any applicable agreements in effect from time to time relating to the sharing and priority of payment of proceeds of collateral, the net proceeds of any collection, recovery, receipt, appropriation or realization, after deducting all costs and expenses of every kind incurred in connection with the foregoing, including reasonable attorneys' fees and legal expenses, shall be applied to the payment in whole or in part of the Guaranteed Obligations, in such order as the Agent, in its sole discretion, may elect.

          Section 6.  MISCELLANEOUS.

                (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law. If this Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of the Guarantor under this Guaranty or by reason of any inconsistent contractual provision binding on the Guarantor and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Guarantor under this Guaranty shall, without any further action by the Guarantor, the Beneficiaries or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.

                (c) No failure or delay on the part of any Beneficiary in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy, The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Beneficiary at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless the same shall be consented to in writing by all of the Banks or the Required Banks, as the case may be, pursuant to Section 8.6 of the Credit Agreement, and subject to the rights of the Agent and the Collateral Agent under said Section. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Guarantor from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Guaranty, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

                (d) The Guarantor agrees that copies of the Credit Agreement and the other Loan Documents received by it constitute adequate notice of all matters contained therein, and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; PROVIDED that none of the Beneficiaries shall be obligated to furnish to the Guarantor any copies of any amendments, modifications or supplements or waivers with respect to the Credit Agreement or any of the other Loan Documents.

                (e) All notices, requests and other communications to the Guarantor or any Beneficiary hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given
(i) if to a Beneficiary, at its address or telex or telecopier number specified in Section 8.1 of the Credit Agreement or (ii) if to the Guarantor at its address or telex or telecopier number specified on the signature page hereof or such other address or telex or telecopier number as the Guarantor may hereafter specify by written notice to the Agents and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by telecopy or air courier), when delivered at the address specified in this Section; provided that if any day on which any notice, request or other communication would otherwise be effective pursuant to the immediately preceding clauses (i) through (iii) is not a Business Day, then such notice, request or other communication shall be effective on the next succeeding Business Day; and provided, further, that notices to the Agents, or either of them, shall not be effective until received.

                (f) This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, each of the Beneficiaries and their respective successors and assigns PROVIDED that the Guarantor may not assign or transfer any of its obligations under this Guaranty without the prior written consent of the Required Banks.

                (g) The Guarantor agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments, as the Agent may require or deem advisable to carry into effect the purposes of this Guaranty or to better assure and confirm unto the Beneficiaries their rights, powers and remedies under this Guaranty, under the Credit Agreement or under any of the other Loan Documents.

                (h) The Guarantor hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Beneficiaries in respect of this Guaranty shall be brought in such United States Federal or New York State court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to the Guarantor at its address specified in Section 6(e) or by certified or registered mail directed to such address.
The Guarantor hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, or that it or its assets is exempt or immune from attachment or execution, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of any of the Beneficiaries to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

                (i) The Guarantor agrees to pay promptly, to the extent not previously finally and indefeasibly paid in full by the Company, (i) all reasonable costs and expenses of the Agent in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of Moses & Singer, special counsel for Morgan Guaranty Trust Company of New York, with respect thereto and with respect to advising the Agent from time to time as to its rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty and (ii) from and after the occurrence of any Event of Default or Default, all costs and expenses (including reasonable counsel fees and expenses) in connection with (A) any and all amounts which any Beneficiary has paid relative to the curing of any default resulting from the acts or omissions of the Guarantor under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement of this Guaranty and the preservation of the Beneficiaries' rights hereunder. The Guarantor shall pay, to the extent not previously finally and indefeasibly paid in full by the Company, any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty, financing and continuation statements and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Agent and the Beneficiaries harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Guarantor under this subsection shall survive the payment of the Guarantor's other obligations hereunder and the termination of this Guaranty.

                (j) The provisions of Section VII of the Credit Agreement relating to the Agents are incorporated herein by reference and shall apply for the benefit and protection of the Agents under this Guaranty.

                (k) This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty.

                (l) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

                (m) The obligations of the Guarantor under this Guaranty are secured by, among other things, the collateral security provided for in the UAM U.K. Holdings Pledge Agreement.

                   [Balance of Page Intentionally Left Blank.]

                (n) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS GUARANTY OR ANY LOAN DOCUMENT. EACH BENEFICIARY, BY THE ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ACT OR PROCEEDING IN WHICH THE GUARANTOR HAS WAIVED ITS RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the Guarantor has caused this UAM U.K. Holdings Guaranty to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.



Address:                                              UNITED ASSET MANAGEMENT
________________________                              U.K. HOLDINGS, INC.
________________________
_____________________________
Attn:________________________
Telex No.:___________________
Answerback:__________________                         By:____________________
Telecopier No.:______________                            Name:
                                                         Title:

                                  EXHIBIT F TO
                                 SIXTH AMENDMENT





                   UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC.

                                       and

                        THE FIRST NATIONAL BANK OF BOSTON
                               as Collateral Agent








                           __________________________

                                  SHARES PLEDGE

                           __________________________







                                     DUNDAS
                                        &
                                     WILSON
                                       CS
                                   SOLICITORS

                                  Saltire Court
                          20 Castle Terrace, Edinburgh
                                     EHI 2EN
                             Telephone 031-228-8000

                                              UAM U.K. HOLDINGS PLEDGE
                                              AGREEMENT between
                                              UNITED ASSET MANAGEMENT U.K.
                                              HOLDINGS, INC., a Delaware
                                              corporation having its
                                              principal place of business
                                              and chief executive office at
                                              103 Springer Building, 3411
                                              Silverside Road, Wilmington,
                                              Delaware 19810 (hereinafter
                                              referred to as "the Company");
                                                          and
                                              THE FIRST NATIONAL BANK OF
                                              BOSTON, as Collateral Agent
                                              under the Agreement (as
                                              hereinafter defined) ("the
                                              Collateral Agent")
                                                     _________________________
CONSIDERING THAT
(A) The Collateral Agent, the Banks (as hereinafter defined) party thereto as of the date hereof and Morgan Guaranty Trust Company of New York as agent (the "Agent") are parties to a Credit Agreement dated 18th May 1992 ("the Agreement") with United Asset Management Corporation, a Delaware Corporation having its chief executive office at One International Place, 100 Oliver Street, Boston, Massachusetts, 02110, as borrower ("UAM"); and
(B) The Company is a wholly owned subsidiary corporation of UAM and has received, or is about to receive, from UAM fully paid ordinary shares of ten pence each in the capital of Murray Johnstone Holdings Limited; and

(C) The Collateral Agent has required the transfer to it or its nominees of the Pledged Securities (as hereinafter defined) and the execution by the parties hereto of this Deed, in security of the obligations of the Company to the Collateral Agent, the Agent and the Banks under the UAM U.K. Holdings Guaranty dated as of 16th November 1993 (the "Guaranty") by the Company in favour of the Collateral Agent, the Agent and the Banks.

   NOW IT IS HEREBY PROVIDED AND DECLARED THAT:-

1. INTERPRETATION
(1)   In this Deed:-

   "BANKS" means the banks and other financial institutions party to the Agreement as "Banks" from time to time;

   "PLEDGED SECURITIES" means the securities described in paragraph (A) of the Schedule hereto which are to be transferred, or which have been transferred, to the Collateral Agent or its nominees, and the securities, moneys, assets, rights and powers described in paragraphs (B) and (C) of the Schedule hereto; and

   "SECURED LIABILITIES" means all indebtedness, obligations and liabilities of the Company to the Collateral Agent, the Agent and the Banks (or any of them), whether now existing or hereafter incurred or created under, arising out of or in connection with any Loan Documents, whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise, and including, without limitation, all indebtedness, obligations and liabilities of the Company hereunder and under the Guaranty and/or any deed or document supplemental thereto.
(2) Unless otherwise stated, terms and expressions defined in the Agreement shall have the same meaning herein.
(3) The expressions "UAM", "the Company", "the Collateral Agent", "the Agent" and "the Banks" shall include the successors, assignees and transferees of UAM, the Company, the Collateral Agent, the Agent and the Banks, respectively; and, in the case of the Collateral Agent, shall include any person for the time being the Collateral Agent under the Agreement.
 (4) Unless any provision of this Deed or the context otherwise requires, any reference herein to any statute or any section of any statute shall be deemed to include a reference to any statutory modification or re-enactment thereof for the time being in force.
(5) In this Deed the singular includes the plural and vice versa. Clause headings are for convenience of reference only.
(6) Any reference in this Deed to a document of any kind whatsoever (including this Deed) is to that document as amended or varied or supplemented or novated or substituted from time to time.

2. SECURITY
(1) Subject as hereinafter provided, and in particular subject to Clause 5(2), in security of the Secured Liabilities the Company hereby assigns to the Collateral Agent for itself and as custodian and agent for the Banks its whole right, title, interest and benefit in and to the Pledged Securities.
(2) The Collateral Agent hereby acknowledges that, notwithstanding any transfer or delivery to it EX FACIE absolutely of Pledged Securities and any registration of Pledged Securities in the name of the Collateral Agent or any person holding to the order of the Collateral Agent, or the custody thereof by the Collateral Agent or any such person, Pledged Securities are and shall truly be held by it as security for the payment of the Secured Liabilities on the terms and conditions of this Deed. The Collateral Agent shall not by reason of this Deed or the pledge and assignment contemplated hereby be in any way liable as a shareholder of Murray Johnstone Holdings Limited.

3. UNDERTAKINGS
(1) The Company undertakes forthwith to transfer to the Collateral Agent or its nominees, by duly stamped transfer, such of the Pledged Securities as at the date hereof have not been so transferred and to procure the issue by Murray Johnstone Holdings Limited of certificates representing the Pledged Securities in the name of the Collateral Agent or such nominee of the Collateral Agent as may be specified by the Collateral Agent.
(2) The Company shall for so long as this security is in force pay duly and promptly all calls which may from time to time be made in respect of any unpaid monies under any Pledged Securities and/or any other monies which it may lawfully be required to pay in respect of any Pledged Securities, and in case of default the Collateral Agent may, if it thinks fit, but shall not be obligated to, make such payments on behalf of the Company.
(3) Any monies expended by the Collateral Agent under this provision shall be deemed to be properly paid by the Collateral Agent, and the Company shall reimburse the Collateral Agent on demand, and such monies (plus interest at the rate specified in Section 2.5(d) of the Agreement) shall pending reimbursement constitute a part of the Secured Liabilities.

(4) The Company shall provide the Collateral Agent with evidence reasonably acceptable to it that all necessary filings and registrations have been made and all stamp and other taxes paid in the United Kingdom in respect of transfer by the Company to the Collateral Agent of the Pledged Securities, such evidence to be delivered to the Collateral Agent by 30th November 1993 (or such later date as the Collateral Agent may agree in writing).

4. WARRANTIES
   The Company hereby warrants, represents and undertakes that subject to this Deed (a) it is and will remain the sole owner of the Pledged Securities,
   (b) in accordance with the terms of the Agreement and subject to the exceptions contained therein it has not transferred, assigned, pledged or in any way encumbered and hereby covenants that it will not transfer, assign, pledge or otherwise encumber the Pledged Securities or any interest therein to anyone other than the Collateral Agent, (c) as at the date of the Company's execution of this Deed the Pledged Securities represent 65% of the Company's holding of the issued share capital of Murray Johnstone Holdings Limited, (d) no rights to subscribe to additional shares in Murray Johnstone Holdings Limited have been granted, and no options, warrants, conversion rights or similar rights to acquire any shares of Murray Johnstone Holdings Limited are outstanding, other than under the Murray Johnstone 1986 Share Option Scheme ("Options") being options to acquire an amount less than ten per cent of the present issued share capital of Murray Johnstone Holdings Limited, (e) the Company is not, and will not by reason of the execution of, or the transaction contemplated by, this Deed or any document referred to herein, be in breach of any of its obligations under any licence, authorization, consent, agreement or document and (f) there are no contractual restrictions attached to the Pledged Securities or rights of pre-emption on the transfer thereof other than pre-emption rights in the Articles of Association of Murray Johnstone Holdings Limited which the Company shall remove as soon as possible and which the directors of Murray Johnstone Holdings Limited have waived.
   The Company agrees that the Pledged Securities assigned to the Collateral Agent hereunder and such further securities given by the Company from time to time on the exercise of Options and the acquisition by the Company of such securities shall at all times continue to represent at least 65% of the Company's holding of the issued share capital of Murray Johnstone Holdings Limited.

5. VOTING RIGHTS, DIVIDENDS, ETC.

(1) Subject to Clause 5(2) and 7(2) the Company shall be entitled to exercise any and all voting rights pertaining to the Pledged Securities or any part thereof and to receive and retain any and all cash dividends (other than in a partial or whole liquidation of Murray Johnstone Holdings Limited) paid in respect of the Pledged Securities in accordance with the provisions of the Agreement and the Guaranty. If the Collateral Agent receives due notice not less than 7 days before the proposed exercise of any such voting rights by the Company (or such lesser period as the Collateral Agent may agree), and if the Company is entitled hereunder to exercise such rights, the Collateral Agent shall procure its nominee to execute and deliver such documents as the Company may reasonably require in order to enable such rights to be so exercised.
(2)   This Deed shall take effect so that:-
      (a) prior to any enforcement of this security all rights attached to the Pledged Securities shall be exercisable only in the interests of the Company in accordance with the Company's instructions, apart from the exercise of any such right for the purpose of preserving this security in accordance with the provisions hereof; and

      (b) upon any enforcement of this security all rights attached to the Pledged Securities shall be exercisable solely by the Collateral Agent for the purpose of enforcing this security and otherwise in accordance with Clause 7(2)(a), to the intent that nothing contained herein or in any other relevant document shall give or is intended to have the effect of giving control of Murray Johnstone Holdings Limited or of transferring or otherwise disposing of the beneficial ownership of, or any beneficial ownership interest in, any of the Pledged Securities, to the Collateral Agent, the Agent or the Banks otherwise than on enforcement of this security.

(3) The Collateral Agent may after notifying the Company of its intention to do so, but shall not be obliged to, pay any calls or other sums that may be or become due in respect of the Pledged Securities and the Company undertakes to pay to the Collateral Agent on written demand to the Company such sums so paid by the Collateral Agent. Such sums plus interest thereon at the rate specified in Section 2.5(d) of the Agreement shall be secured by this Deed.

6. LIABILITY TO PERFORM
   It is expressly agreed that, notwithstanding anything to the contrary herein contained, the Company shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Pledged Securities and the Collateral Agent shall be under no obligation or liability therefor by reason of or arising out of this Deed. The Collateral Agent shall not be required in any manner to perform or fulfill any obligations of the Company in respect of the Pledged Securities, and the Collateral Agent shall be indemnified by the Company against any such liability.

 7. ENFORCEMENT

(1) At any time after the occurrence of an Event of Default, if and for so long as the Collateral Agent is, or is entitled to be, registered as the holder of the Pledged Securities in the register of members of Murray Johnstone Holdings Limited this security may be enforced in the following manner:-
      (a) the Collateral Agent shall become entitled to sell, call in, collect or convert into money any Pledged Securities with full power on giving at least fourteen days' notice to the Company to such effect to sell any of the same either together or in parcels and either by public auction or private contract and for such consideration (whether in cash, securities or other assets and whether deferred or not) as the Collateral Agent may think fit and with full power to buy in or rescind or vary any contract of sale of Pledged Securities or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby and with full power to compromise and effect compositions and for the purposes aforesaid or any of them to execute and do all such assurances and things as it shall think fit;
   (b) the Collateral Agent shall become entitled to apply all or any monies received or held by it in respect of the Pledged Securities in respect of the exercise of any of its rights in relation thereto in accordance with Clause 8; and
   (c) the Company shall on demand execute and do all such transfers, assurances and things which the Collateral Agent may require for perfecting its title to any Pledged Securities or for vesting the same in the Collateral Agent or its nominees or any purchaser.
(2)   After this security has become enforceable:-
      (a) all rights of the Company to exercise the voting rights which it would otherwise be entitled to exercise and to receive the dividends and other payments which it would otherwise be authorized to receive and retain pursuant to Clause 5(1) shall cease, and, if and so long as the Collateral Agent is, or is entitled to be, registered as the holder of the Pledged Securities in the register of members of Murray Johnstone Holdings Limited all such rights shall thereupon become vested in the Collateral Agent which shall have the sole right to exercise such voting rights and to receive and hold as Pledged Securities such dividends and interest payments; and
   (b) all dividends and other payments which are received by the Company contrary to the provisions of Clause 7(2)(a) shall, if and for so long as the Collateral AGent is entitled to be registered as the holder of the Pledged Securities in the register of members of Murray Johnstone Holdings Limited, be received in, and be declared by the Company to be subject to a trust for the benefit of the Collateral Agent, and shall be segregated from other funds of the Company and forthwith be paid over to the Collateral Agent in kind, duly endorsed if required, to the intent that the Collateral Agent shall be entitled to exercise such rights and receive such payments only for the purpose of protecting or enforcing the security constituted hereby.
(3) The Collateral Agent shall incur no liability to the Company in the event of an over realization of Pledged Securities or any of them or from any error or omission in the administration thereof, but the Company shall be liable for any deficiency.

8. APPLICATION OF ENFORCEMENT MONIES
(1) All monies received by the Collateral Agent under or by virtue of this Deed following enforcement of the security hereby granted shall be applied in the following order:-
      (a) in or towards payment of all costs, charges and expenses of or incidental to the enforcement of the security hereby granted;
      (b) in or towards satisfaction of the Secured Liabilities in such order as the Collateral Agent may from time to time require; and
      (c) any surplus shall be paid to the Company or any other person entitled thereto.
(2) Nothing contained in this Deed shall limit the right of the Collateral Agent (and the Company acknowledges that the Collateral Agent is so entitled) if and for so long as the Collateral Agent, in its discretion, shall consider it appropriate, to place all or any monies arising from the enforcement of the security hereby granted into a suspense account, without any obligation to apply the same or any part thereof in or towards the discharge of any Secured Liability.

9. RECONVEYANCE
   Upon the Company irrevocably ceasing to be under any liability to the Collateral Agent, the Agent and the Banks in respect of the Secured Liabilities and the termination of the Commitments the Collateral Agent shall transfer to the Company at the Company's expense, without recourse or any warranty or representation, express or implied, other than to the effect that the Collateral Agent has not otherwise transferred or created any further Encumbrance over the Pledged Securities and the Company shall accept the transfer of, all Pledged Securities then held by or to the order of the Collateral Agent and the Collateral Agent shall co-operate in procuring the registration of such Pledged Securities in the name of the Company or as the Company shall direct.

10.   PROTECTION OF SECURITY
(1) The security created by this Deed shall be a continuing first priority security notwithstanding any settlement of account or other matter or thing whatsoever, and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by an intermediate repayment or satisfaction of part only of the Secured Liabilities, and shall continue in full force and effect until total and irrevocable satisfaction of all the Secured Liabilities and the termination of the Commitments.

      The Collateral Agent may at any time and from time to time, without the consent of or notice (except as shall be required by applicable statute and cannot be waived) to, the Company, without incurring responsibility to the Company and without impairing or releasing the pledge and assignment provided for herein, upon or without any terms or conditions and in whole or in part:
      (a) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any of the Secured Liabilities, any security therefor, or any liability incurred directly or indirectly in respect thereof, and/or change, terminate or waive any of the provisions of the Agreement or any of the other Loan Documents, and the pledge and assignment provided for herein shall apply to the Secured Liabilities as so changed, extended, renewed or altered;
      (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by any Person other than the Company owning such property at any time pledged or mortgaged to secure, or howsoever securing, the Secured Liabilities and/or any offset thereagainst;
      (c) fail to perfect any security interest or exercise or refrain from exercising any rights against the Company or others or otherwise act or refrain from acting;

      (d) settle or compromise any of the Secured Liabilities, any security therefor or any liability incurred directly or indirectly in respect thereof of hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Company to its creditors; and
      (e) apply any sums by whomsoever paid or howsoever realized to any of the Secured Liabilities, regardless of what liability or liabilities of the Company remain unpaid.
(2) The security created by this Deed shall be in addition to and shall not in any way prejudice or be prejudiced by any collateral or other security, right or remedy which the Collateral Agent may now or at any time hereafter hold for all or any part of the Secured Liabilities.
(3) No failure on the part of the Collateral Agent, the Agent or any Bank to exercise and no delay on its part in exercising any right, remedy, power or privilege under or pursuant to this Deed or any other document relating to or securing all or any part of the Secured Liabilities will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Deed and any such other document are cumulative and not exclusive of any right or remedies provided by law.

(4) Each of the provisions in this Deed shall be severable and distinct from one another and if at any time any one or more of such provisions is or becomes or is declared null and void, invalid, illegal or unenforceable in any respect under any law or otherwise howsoever the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

11.   FURTHER ASSURANCE
      The Company shall execute and do all such assurances, acts and things as the Collateral Agent may require for perfecting or protecting the security created by or pursuant to this Deed over the Pledged Securities or for facilitating the realization of such rights and the exercise of all powers, authorities and discretions vested in the Collateral Agent, and shall, in particular, on demand forthwith sign, seal, execute, deliver and complete all transfers, assignments, renunciations, mandates, instructions, deeds and documents of every kind and do or cause to be done, all acts and things of every kind which the Collateral Agent may specify by written notice to the Company to perfect the interest of the Collateral Agent or to enable the Collateral Agent or the nominees of the Collateral Agent to exercise any rights or powers attaching to the Pledged Securities or to vest the Pledged Securities in the Collateral Agent or the nominees of the Collateral Agent, or to enable the

      Collateral Agent to sell or dispose of the Pledged Securities or otherwise to enforce or exercise any rights or powers under or in connection with its security.

12.   MANDATE AND ATTORNEY
(1) The Company, subject to Clause 12(2), hereby irrevocably appoints the Collateral Agent to be its mandatory and attorney for it and on its behalf and in its name or otherwise and as its act or deed to create or constitute, or to make any alteration or addition or deletion in or to, any documents which the Collateral Agent may require for perfecting or protecting the title of the Collateral Agent to the Pledged Securities or for vesting any of the Pledged Securities in the Collateral Agent or its nominees or any purchaser and to re-deliver the same thereafter and otherwise generally to sign, seal and deliver and otherwise perfect any fixed security, floating charge, transfer, disposition, assignation, security and/or assurance or any writing, assurance, document or act which may be required or may be deemed proper by the Collateral Agent on or in connection with any sale, lease, disposition, realization, getting in or other enforcement by the Collateral Agent of all or any of the Pledged Securities.
(2) Such appointments shall take effect immediately, but the powers conferred thereby shall only become exercisable upon notice being given to the Company by the Collateral Agent of the occurrence of an Event of Default.

(3) The Company hereby ratifies and confirms and agrees to ratify and confirm whatever any such mandatory or attorney shall do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Clause 12.

13.   EXPENSES
(1) The Company binds and obliges itself for the whole expenses of completing and enforcing the security hereby granted and the expenses of any retrocession of discharge hereof.
(2) All costs, charges and expenses incurred and all payments made by the Collateral Agent hereunder in the lawful exercise of the powers hereby conferred shall be payable, together with interest thereon at the rate specified in Section 2.5(d) of the Agreement by the Company on demand and shall be a Secured Liability. All such costs, charges, expenses and payments shall be paid and charged as between the Collateral Agent and the Company on the basis of a full and unqualified indemnity.

14.   NOTICES
      All notices, requests, demands and other communications to be given under this Deed shall be given and/or be deemed to be given in the same manner as notices to be given under the Agreement, and the terms of Section 8.1 of the Agreement shall apply MUTATIS MUTANDIS to this Deed as though that Section were set out in full herein. Notices to the Company shall be given at the Company's address specified in the Guaranty.

15.   GOVERNING LAW
(1) This Deed shall be construed and governed in all respects in accordance with the law of Scotland.

16.   CONSENT TO REGISTRATION
      A Certificate signed by an authorized officer of the Collateral Agent shall, in the absence of manifest error, conclusively determine the Secured Liabilities at any relevant time and shall constitute a balance and charge against the Company, and no suspension of a charge or of a threatened charge for payment of the balance so constituted shall pass nor any writ of execution thereon be granted except on consignation.
      The Company consents to the registration of this Deed and of any such certificate for preservation and execution: IN WITNESS WHEREOF this Deed has been duly executed as of 17th November 1993.

      UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC.


      By: _____________________________________
          Title:


       THE FIRST NATIONAL BANK OF BOSTON,
       as Collateral Agent


      By: _____________________________________
          Title:

                                  THE SCHEDULE
                               PLEDGED SECURITIES
(A) fully paid ordinary shares of ten pence each in the capital of Murray Johnstone Holdings Limited, a Scottish corporation;
(B) all other securities of every kind which may at any time, whether directly or indirectly, be derived from any kind of the said shares, whether by way of dividend, stock split, bonus, rights, exchange, option, preference, capital re-organization or otherwise howsoever; and
(C) where the context so admits, all moneys and assets whatsoever at any time accruing on, or payable or receivable in respect of, any of the said shares or securities and all voting and other rights and powers of any kind at any time attaching to, or exercisable in respect of, any of the said shares or securities.